UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 28, 2008 (August 26, 2008)
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

One Ridgmar Centre
6500 W. Freeway, Suite 800
Fort Worth, Texas		76116
(Address of principal executive office)		(Zip code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 26, 2008, Approach Resources Inc. (the “Company”) entered into a third amendment (the “Third Amendment”) to its Credit Agreement dated as of January 18, 2008, as amended by letter amendments dated February 19, 2008 and May 6, 2008 (as amended, the “Credit Agreement”). The Third Amendment (i) adds Fortis Capital Corp. and KeyBank National Association as lenders under the Credit Agreement, (ii) allocates the lenders’ commitment percentages as The Frost National Bank – 30%, JPMorgan Chase Bank, NA – 30%, Fortis Capital Corp. – 20% and KeyBank National Association – 20%, (iii) adds a covenant that the Company will not exceed a debt to EBITDAX ratio of 3.5 to 1.0, and (iv) clarifies that secured parties under the Credit Agreement (and beneficiaries of Credit Agreement guarantees) will include affiliates of lenders who enter into commodity derivatives transactions with the Company.
     The foregoing description of the terms of the Third Amendment is qualified in its entirety by the Third Amendment, which is filed hereto as Exhibit 10.1 to this current report and is incorporated herein by reference.
Item 8.01 Other Events.
     As previously disclosed, on May 6, 2008, the Company entered into a second amendment (the “Second Amendment”) to the Credit Agreement. The Second Amendment reflected an increase in the Company’s borrowing base and commitments of the lenders to $100 million.
     The foregoing description of the terms of the Second Amendment is qualified in its entirety by the Second Amendment, which is filed hereto as Exhibit 99.1 to this current report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment dated as of August 26, 2008 to Credit Agreement among Approach Resources Inc., as borrower, The Frost National Bank, as administrative agent and lender, JPMorgan Chase Bank, NA, Fortis Capital Corp. and KeyBank National Association as lenders, and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors, dated as of January 18, 2008.

99.1	Amendment dated as of May 6, 2008 to Credit Agreement among Approach Resources Inc., as borrower, The Frost National Bank, as administrative agent and lender, JPMorgan Chase Bank, NA, as lender, and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors, dated as of January 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel
Date: August 28, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment dated as of August 26, 2008 to Credit Agreement among Approach Resources Inc., as borrower, The Frost National Bank, as administrative agent and lender, JPMorgan Chase Bank, NA, Fortis Capital Corp. and KeyBank National Association as lenders, and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors, dated as of January 18, 2008.

99.1	Amendment dated as of May 6, 2008 to Credit Agreement among Approach Resources Inc., as borrower, The Frost National Bank, as administrative agent and lender, JPMorgan Chase Bank, NA, as lender, and Approach Oil & Gas Inc., Approach Oil & Gas (Canada) Inc. and Approach Resources I, LP, as guarantors, dated as of January 18, 2008.